SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                October 25, 1994


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    225 Bush Street, San Francisco, CA                          94104
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code:
                             (415) 894-7700


  Item 5.   Other Events.
            ------------

            On October 25, 1994, the Registrant issued a Press Release announcing the earnings results for the third quarter and nine months ended September 30, 1994, a copy of which is attached hereto as Exhibit 99 and made a part hereof.


  Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

                  99 Press Release of Chevron Corporation dated October 25, 1994, entitled "Chevron Reports Third
                           Quarter Earnings of $425 Million."
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                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: October 25, 1994

                                             CHEVRON CORPORATION



                                           By         M.J. McAuley
                                             -------------------------------
                                                      M.J. McAuley
                                                        Secretary